UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2004

DELCO REMY INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive Anderson, Indiana	46013
(Address of principal executive offices)	(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated March 4, 2004, announcing the fourth quarter and year end 2003 operating results.

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition.

On March 4, 2004, Delco Remy International, Inc. issued a press release announcing its fourth quarter and year end 2003 operating results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2004	DELCO REMY INTERNATIONAL, INC.

	By:	/s/ Rajesh K. Shah

	Name:	Rajesh K. Shah
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated March 4, 2004, announcing the fourth quarter and year end 2003 operating results.